Regions®

Forward-Looking Statement

The information contained in this presentation may include forward-looking statements that reflect Regions' current views with respect to future events and financial performance. Regions' management believes that these forward-looking statements are reasonable, however, you should not place undue reliance on these statements as they are based only on current expectations and general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. Such forward-looking statements are made in good faith by Regions pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

The words "believe", "expect", "anticipate", "project", and similar expressions signify forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements made by or on behalf of Regions. Any such statement speaks only as of the date the statement was made. Regions undertakes no obligation to update or revise any forward-looking statements.

Some factors which may affect the accuracy of our projections apply generally to the financial services industry, including: (a) the easing of restrictions on participants in the financial services industry, such as banks, securities brokers and dealers, investment companies, and finance companies, may increase our competitive pressures: (b) possible changes in interest rates may increase our funding costs and reduce our earning asset yields, thus reducing our margins; (c) possible changes in general economic and business conditions in the United States and the South in general and in the communities we serve in particular may lead to a deterioration in credit quality, thereby increasing our provisioning costs, or a reduced demand for credit, thereby reducing our earning assets; (d) possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on our business; and (e) possible changes in consumer and business spending and saving habits and in employment levels could have an effect on our ability to grow our assets and to attract deposits.

Other factors which may affect the accuracy of our projections are specific to Regions, including (i) the cost and other effects of material contingencies, including litigation contingencies; (ii) our ability to expand into new markets and to maintain profit margins in the face of pricing pressures; (iii) our ability to keep pace with technological changes; (iv) our ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions customers and potential Regions customers; (v) our ability to effectively manage interest rate risk, credit risk and operational risk; (vi) our ability to manage fluctuations in the value of our assets and liabilities and off-balance sheet exposures so as to maintain sufficient capital liquidity to support our business; and (vii) our ability to achieve the earnings expectations related to the businesses that we have recently acquired or may acquire in the future, which in turn depends on a variety of factors, including: our ability to achieve anticipated cost savings and revenue enhancements with respect to acquired operations: the assimilation of acquired operations to the Regions corporate culture, including the ability to instill our credit practices and efficient approach to acquired operations; and the continued growth of the markets that the acquired entities serve.

Key Highlights

- A leading financial service provider in the South
- Well diversified revenue stream
- Customer focused sales culture
- Established credit culture
- Excellent opportunities for growth

Company Profile

Asset size:	$47.4 billion at Sept. 30, 2002 Among 25 largest U.S. banks
Geographic footprint:	Banking offices in 9 states Brokerage offices in 15 states Insurance relationships throughout U.S.
# of banking offices:	684
# of ATM's:	773
# of brokerage offices:	145
# of households:	2.0 million
# of employees:	16,000

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Strong Deposit Market Share in Banking Footprint

- ✓#1 market share in Alabama at 17.4%
- ✓#1 market share in Arkansas at 14.0%
- ✓#4 market share in Georgia at 6.2%
- ✓#4 market share in Louisiana at 7.3%



Top 3 Market Share
4th to 6th in Market Share
Deposit Presence

(1) Source: SNL DataSource 5.0. Branch data as of 6/30/01.

Regions

Community Banking Franchise



Low Cost Deposits as % of Total Deposits
46.0%
45.0%
44.0%
43.0%
42.0%
41.0%
40.0%
39.0%
39.8%
42.0%
44.5%
45.3%
45.9%
3Q01
4Q01
1Q02
2Q02
3Q02

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Community Banking Franchise


Community Bank Loans as % of Total Loans
82.0%
81.0%
80.0%
79.0%
78.0%
77.0%
76.0%
75.0%
75.7%
76.5%
77.6%
78.6%
81.0%
3Q01
4Q01
1Q02
2Q02
3Q02

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Equity AssetLine Loans

- $1.1 billion outstanding
  - $1.9 billion contingent amount
  - Increased 27% in last year
- 45,000 accounts
  - Average contingent line amount – $41K
  - Average current balance – $22K
  - Average years on books – 3.16 years
- 25% of active accounts are secured by 1st mortgages
- 716 average credit bureau score of all active accounts
- Conservative underwriting standards

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Regions' Diversified Revenue Stream

Over 31% of Revenue Stream from Other Financial Services
Third Quarter 2002


Brokerage and Investment Banking 18%
Retail and Commercial Banking 69%
Asset Management 2%
Mortgage Banking 9%
Insurance 2%

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Regions' Diversified Revenue Stream

Over 31% of Revenue Stream from Other Financial Services

Third Quarter 2002



Brokerage and Investment Banking 18%
Asset Management 2%
Mortgage Banking 9%
Insurance 2%
Retail and Commercial Banking 69%

- ✓Combined $51 billion of customer assets
- ✓Excellent growth prospects

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Regions/Morgan Keegan Footprint



Boston
New York
Covington
Louisville
Lexington
Richmond
Durham
Raleigh
Bowling Green
Rogers
Jackson
Nashville
Knoxville
Chattanooga
Charlotte
Alpharetta
Memphis
Huntsville
Wilmington
Decatur
Athens
Little Rock
Birmingham
Augusta
Tuscaloosa
Atlanta
Dallas
LaGrange
Shreveport
Montgomery
Jackson
Mobile
Columbus
Baton Rouge
Gainesville
Austin
Houston
Pensacola
Orlando
Fairhope
Mandeville
Lafayette
New Orleans
Sarasota
Palm Beach
Ft. Lauderdale
Morgan Keegan Offices
Rebsamen Offices
Markets with Current Banking Offices

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Morgan Keegan Business Units

Third Quarter 2002


Private Client Group
34%
Investment Advisory
10%
Equity Capital Markets
11%
Fixed Income Capital Markets
45%

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Regions/Morgan Keegan Combined Trust Function

- Morgan Keegan assumed management of Regions Trust Function in early 2002
  - Results in additional expertise and resources to benefit customers
- Combined $12 billion in assets under management
- Combined $51 billion in customer assets

Morgan Keegan's Role

Provide leadership in developing a sales culture within Regions Financial Corporation.

Establish Morgan Keegan as Regions' exclusive distribution channel for investment products / services.

- Emphasis on gathering assets
- Pursue investment banking opportunities with existing Regions clients
- Financial Sales Associates (FSA) Program
- Trust & Investment Management

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Regions' Diversified Revenue Stream

Over 31% of Revenue Stream from Other Financial Services

Third Quarter 2002


Brokerage and Investment Banking 18%
Asset Management 2%
Mortgage Banking 9%
Insurance 2%
Retail and Commercial Banking 69%

- ✓Insurance revenues of \$11.8 million in 1st quarter 2002
- ✓Insurance revenues of \$17.5 million in 2nd quarter 2002
- ✓Insurance revenues of \$17.9 million in 3rd quarter 2002
- ✓Rebsamen ranks among 50 largest insurance brokers in the country
- ✓Rebsamen's products, primarily commercial property and casualty, but also include life, group, personal lines, aviation, claims and third party administration
- ✓Second quarter acquisition of ICT Group, based in New Iberia, Louisiana
- ✓Excellent prospects within customer base for growth

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Regions' Diversified Revenue Stream

Over 31% of Revenue Stream from Other Financial Services

Third Quarter 2002


Brokerage and Investment Banking 18%
Asset Management 2%
Retail and Commercial Banking 69%
Mortgage Banking 9%
Insurance 2%

✓Includes $17.7 billion servicing portfolio

✓$1.7 billion 3rd quarter production

✓$122 million in mortgage servicing rights represent 69 bps. of servicing portfolio

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More Diversified Revenue Stream


RMI
Morgan Keegan
Rebsamen
Regions
A Diversified Financial Services Company


Non-interest income as % of revenues
50%
40%
30%
20%
10%
0%
29%
29%
43%
1st Qtr 2001
Peer Group*
3rd Qtr 2002

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*SSB Mid-Cap Index

Active Integration of Sales Culture

- Bridging the gaps
  - Bringing together services/products from all lines of business
  - Increased training and coaching
  - Increased accountability

- Developed new commercial sales process
  - Complements Chart-the-Course on retail side
  - Focus attention on relationship profitability

- Strong commitment to sales in 2002

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Asset Quality Improves

- Increased allowance $49.3 million from 3Q01
- NPA's declined $34.3 million from 2nd quarter 2002
- NPL portfolio granular, diversified, well secured, 33% single family residential
- Largest 25 non-accrual loans range from $11.2 million to $1.3 million with one over $10 million
- Third consecutive quarter of declines in 90 day past due loans

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Net Loan Losses at Regions Historically Below Industry


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Industry*
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002

***FDIC-insured commercial banks. For 2002, annualized through September 30.**

Increased Focus on Optimizing Profitability of Franchise

- **Implementing new performance measurement system based on risk-adjusted returns on capital**
  - Management tool for allocating capital within the company
  - Consistent framework for comparing returns from business units, products or customers
  - Optimizing returns on capital creates shareholder value

- **Announced plans to complete securitization of $1.1 billion in indirect auto paper in 4Q02**
  - Results in increased market focus in this line of business

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Well Positioned in Growth Markets



Regions Bank
Regions Network
County Composite Score
Oklahoma
Arkansas
Tennessee
North Carolina
South Carolina
Texas
Louisiana
Mississippi
Alabama
Georgia
Florida
Atlantic Ocean
Gulf of Mexico
Regions Bank Network
Network Locations
Regions Bank Branches
Morgan Keegan Offices
County Composite Score
County composite score consists of household density, household growth, aggregate product potential, and competitive intensity.
1 - High Rank
2
3
4
5 - Low Rank
100 0 100 200 Miles

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Growth Strategies

- **Acquisitions in growth markets**

($ in millions)

Park Meridian, Inc.	$310	Charlotte, NC
First Bancshares of Texas, Inc	$189	Houston, TX
Brookhollow Bancshares, Inc.	$165	Dallas, TX
Independence Bank, National Association	$112	Houston, TX

- **De Novo expansion in growth markets**
  - Expand into new markets
  - Add branches in existing growth markets

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Outstanding Dividend Record

31 Consecutive Years Of Increased Dividends



1.20
1.10
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
(In Dollars)
Recently named to *Bloomberg Personal Finance* magazine Top 25 list for dividend performance
'71 '72 '73 '74 '75 '76 '77 '78 '79 '80 '81 '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02*
Years

** Indicated*

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Third Quarter Highlights

- Record quarterly earnings of $.70 per diluted share – a 19% increase over prior year
- Strong revenue growth – overall 10% compared to prior year
  - Non-interest income up 17%
  - Net interest income up 5%
- Fee income increase driven by brokerage, trust, mortgage banking and service charges
- Good growth in core loans – 7% over prior year
  - Commercial and consumer categories strongest

Key Highlights

- A leading financial service provider in the South
- Well diversified revenue stream
- Strong credit culture
- Excellent opportunities for growth

Regions